                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF ANNUAL REPORT ON FORM 10 - KSB OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 2005

The undersigned is the Treasurer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004.

I, Laurence M. Schreiber certify that the Annual Report on Form 10-KSB for the period ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of June 16, 2006

                  /s/ Laurence M. Schreiber
                  -------------------------
                  Laurence M. Schreiber, Treasurer (principal financial officer)